Other Liabilities	12 Months Ended
Dec. 31, 2010
Other Liabilities [Abstract]
Other Liabilities

6.	Other Liabilities

Other liabilities consist of the following (in thousands):

	December 31,
	2010	2009

Other accrued liabilities:
Accrued expense for services	$413	$302
Payroll withholding liabilities	37	47
Other short term obligations	—	8

Total other accrued liabilities	$450	$357

Other non-current liabilities:
Deposits	$75	$75

Total other non-current liabilities	$75	$75

In July 2010, the Company entered into an agreement with the landlord to defer a portion of its monthly rent payments each month over a one year period. The repayment period will be over 12 months beginning in September 2011. Deferred amounts will accrue interest charges at an interest rate of 10 percent per annum. As of December 31, 2010 the deferred landlord rent and interest that was included in accrued expense for services was $235,000.